                                                                   Exhibit 10.29

                                Officer Adoption
                                       of
                            Amendment and Restatement
                                       of
                 The ALLIED Group Employee Stock Ownership Plan
                 ----------------------------------------------

     By virtue and in exercise of the amending power reserved to ALLIED Group, Inc. (the "Company") pursuant to section 12.1 of the ALLIED Group Employee Stock Ownership Plan (the "Plan"), and pursuant to resolutions to amend adopted November 21, 1996 and July 29, 1997 by the Compensation Committee of the Board of Directors, the Plan is hereby amended and restated, effective as of January 1, 1996, in the form attached hereto.

     IN WITNESS WHEREOF, the undersigned officers of the Company have caused these presents to be signed on behalf of the Company and its corporate seal affixed and attested, this 6th day of August, 1997.



                                                   ALLIED Group, Inc.



                                       By: /s/ Douglas L. Andersen
                                           -------------------------------------
                                               Douglas L. Andersen

                                       Its:    President
                                           -------------------------------------

Attest:


By: /s/ Sally J. Malloy
    ------------------------------------
        Sally J. Malloy

Its:    Secretary
    ------------------------------------

                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

                            (As Amended and Restated
                        Effective as of January 1, 1996)

                                   Certificate
                                   -----------

     I, Sally J. Malloy, Secretary of ALLIED GROUP, INC., having in my custody and possession the corporate records and seal of said Corporation, do hereby certify that attached hereto is a true and correct copy of THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN, as in effect on the date hereof.

     WITNESS my hand and the corporate seal of the Corporation this 6th day of August, 1997.


                                                /s/ Sally J. Malloy
                                                --------------------------------
                                                    Sally J. Malloy as Aforesaid
                                                    Secretary

                                                                  (Seal)

                                TABLE OF CONTENTS
                                -----------------

Section                                                                    Page
-------                                                                    ----

   1        General........................................................1
            1.1     Purpose and Effective Date.............................1
            1.2     Employers and Related Companies........................1
            1.3     The Trust..............................................1
            1.4     Plan Administration....................................2
            1.5     Plan Year..............................................2
            1.6     Accounting Date........................................2
            1.7     Applicable Laws........................................2
            1.8     Gender and Number......................................2
            1.9     Notices................................................2
            1.10    Evidence...............................................2
            1.11    Action By Employer.....................................2
            1.12    No Reversion to Employers..............................2
            1.13    Plan Supplements.......................................3
            1.14    Military Service.......................................3
            1.15    Defined Terms..........................................3

   2        Plan Participation.............................................3
            2.1     Eligibility for Participation..........................3
            2.2     Participation Not Guarantee of
                      Employment...........................................4
            2.3     Leased Employees.......................................4
            2.4     Inactive Participation.................................4

   3        Service........................................................4
            3.1     Year of Eligibility Service............................4
            3.2     Hour of Service........................................5
            3.3     Years of Service.......................................5
            3.4     One Year Period of Severance...........................6
            3.5     One Year Break in Service..............................7
            3.6     Year of Participation Service..........................7
            3.7     Other Service..........................................7

   4        Plan Contributions.............................................8
            4.1     Mandatory Employer Contributions.......................8
            4.2     Discretionary Employer Contributions...................8
            4.3     Payment of Employer Contributions......................8
            4.4     Participant Contributions..............................8

   5        Plan Investments...............................................8
            5.1     Investment in Company Stock............................8
            5.2     Use of Loan Proceeds and Dividends.....................9
            5.3     ESOP Loans.............................................9
            5.4     Release of Company Stock
                      from Suspense Account................................9

Section                                                                    Page
-------                                                                    ----
   6        Plan Accounting................................................10
            6.1     Participants' Accounts.................................10
            6.2     Adjustment of Participants' Accounts...................10
            6.3     Allocation and Crediting of
                      Earnings and Losses..................................11
            6.4     Minimum Required Allocation Amounts....................13
            6.5     Allocation and Crediting of Employer
                      Contributions and Forfeitures........................13
            6.6     Compensation...........................................15
            6.7     Eligible Participants..................................16
            6.8     Stock Dividends, Splits and Other
                      Capital Reorganizations..............................16
            6.9     Statement of Plan Interest.............................16
            6.10    Expenses...............................................16

   7        Limitations....................................................17
            7.1     Limitation on Allocations to
                      Participant Accounts.................................17
            7.2     Annual Additions.......................................18
            7.3     Excess Annual Additions................................18
            7.4     Highly Compensated Employees...........................18
            7.5     Combined Plan Limitation...............................19

   8        Vesting and Termination Dates..................................19
            8.1     Determination of Vested Interest.......................19
            8.2     Accelerated Vesting....................................19
            8.3     Termination Dates......................................19

   9        Distributions..................................................20
            9.1     Distributions to Participants After
                      Termination of Employment............................20
            9.2     Revocation of Annuity Form of Benefit..................22
            9.3     Retirement Election Information........................22
            9.4     Distributions to Beneficiaries.........................23
            9.5     Pre-Retirement Election Information....................25
            9.6     Revocation of Pre-Retirement Surviving
                      Spouse Annuity.......................................25
            9.7     Limits on Commencement and Duration of
                      Distributions........................................26
            9.8     Beneficiary Designations...............................28
            9.9     Diversification by Participants........................28
            9.10    Forfeitures of Unvested Contributions..................29
            9.11    Application of Forfeitures.............................30
            9.12    Payment in Cash or Company Stock.......................30
            9.13    Distribution and Transfer of Company
                      Preferred Stock......................................30
            9.14    Accrued Dividends......................................32
            9.15    Facility of Payment....................................32
            9.16    Interests Not Transferable.............................32

Section                                                                    Page
-------                                                                    ----

            9.17    Absence of Guaranty....................................33
            9.18    Missing Participants or Beneficiaries..................33
            9.19    Direct Rollovers.......................................33
            9.20    Distributions Pursuant to a Qualified
                      Domestic Relations Order.............................35

   10       Shareholder Rights.............................................35

   11       The Committee..................................................36
            11.1    Membership.............................................36
            11.2    Rights, Powers and Duties..............................36
            11.3    Allocation and Delegation of
                      Committee Responsibilities and Powers................37
            11.4    Application of Rules...................................37
            11.5    Information to be Furnished to Committee...............37
            11.6    Committee's Decision Final.............................37
            11.7    Remuneration and Expenses..............................37
            11.8    Exercise of Committee's Duties.........................38
            11.9    Indemnification of the Committee.......................38
            11.10   Resignation or Removal of
                      Committee Member.....................................38
            11.11   Appointment of Successor Committee
                      Member...............................................38

   12       Amendment and Termination......................................38
            12.1    Amendment..............................................38
            12.2    Termination............................................39
            12.3    Merger and Consolidation of Plan,
                      Transfer of Plan Assets..............................39
            12.4    Distribution on Termination and
                      Partial Termination..................................39
            12.5    Notice of Amendment, Termination
                      or Partial Termination...............................40
            12.6    Method of Plan Amendment or Termination................40


   Appendix A - Defined Terms

   Supplement A (Top-Heavy Status)

   Supplement B (Non-Readily Tradeable Stock)

   Supplement C (Transfers from Employer Plans)

   Supplement D (Transfers to and from ALLIED Life Financial
                Corporation Employee Stock Ownership Plan)

                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

            (As Amended and Restated Effective as of January 1, 1996)

                                    SECTION 1
                                    ---------

                                     General
                                     -------

     1.1. PURPOSE AND EFFECTIVE DATE. Effective January 1, 1990 (the "Effective Date") ALLIED Group, Inc., an Iowa corporation (the "Company"), established THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan"), in order to promote the mutual interests of the Company, its shareholders, its eligible employees and the eligible employees of any Related Company (as defined in subsection 1.2) which adopts the Plan (i) by providing such employees with an opportunity to acquire equity interests in the Company and to exercise shareholder rights with respect thereto, (ii) by causing the Plan to be a long-term investor in stock of the Company, and (iii) by providing the Company and the eligible employees with the tax benefits and other benefits provided under applicable laws to employee stock ownership plans. The Plan is intended to meet the applicable requirements of sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as
amended (the "Code"). The following provisions constitute an amendment, restatement and continuation of the Plan effective as of January 1, 1996. The Plan is intended to be a combination stock bonus and money purchase plan. Except for cash or cash equivalents required to be maintained for administrative and other allowable purposes, the Plan shall be invested exclusively in shares of stock of the Company which qualify as "employer securities" under section 409(l) of the Code ("Company Stock").

     1.2. EMPLOYERS AND RELATED COMPANIES. The Company and each Related Company which adopts the Plan are referred to below collectively as the "Employers" and individually as an "Employer". The term "Related Company" means any corporation, trade or business during any period which it is, along with the Company, a member of a controlled group of corporations as described in section 414(b) of the Code. Only for the purposes of determining the Termination Date under subsection 8.3, an Eligible Participant under subsection 6.7, and calculating Hours of Service for the purposes of determining rights to participation, allocations, and vesting, the term "Related Company" shall include ALLIED Life Insurance Company.

     1.3. THE TRUST. All contributions made under the Plan, and all earnings with respect to such contributions, will be held, managed and controlled by a trustee acting under a trust which forms a part of the Plan. The terms of the trust and the trustee are set forth in a trust agreement known as THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP TRUST (the "Trust Agreement"). All rights which may accrue to any person under the Plan shall be subject to all of the terms and provisions of the Trust Agreement as in effect from time to time.

     1.4. PLAN ADMINISTRATION. The authority to control and manage the operation and administration of the Plan is vested in a Committee as described in section
11. Except as otherwise expressly provided in section 11, the Company shall be the "Administrator" of the Plan and shall have the rights, duties and obligations of an "administrator" as that term is defined in section 3(16)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and of a "plan administrator" as that term is defined in section 414(g) of the Code.

     1.5. PLAN YEAR. The term "Plan Year" means the calendar year.

     1.6. ACCOUNTING DATE. The term "Accounting Date" means the last business day of each Plan Year.

     1.7. APPLICABLE LAWS. The Plan shall be construed and administered according to the laws of the State of Iowa to the extent that such laws are not preempted by the laws of the United States of America.

     1.8. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     1.9. NOTICES. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company at its principal executive offices. Any notice required under the Plan may be waived by the person entitled to notice.

     1.10. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     1.11. ACTION BY EMPLOYER. Any action required or permitted to be taken by an Employer under the Plan shall be by resolution of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors, subject to any prerequisites applicable to Board action required by law or regulation or pursuant to its charter, by-laws or agreement.

     1.12. NO REVERSION TO EMPLOYERS. No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, except as specifically provided in Article V of the Trust Agreement.

     1.13. PLAN SUPPLEMENTS. The provisions of the Plan as applied to any Employer or any group of employees of any Employer may, with the consent of the Company, be modified or supplemented from time to time by the adoption of one or more Supplements. Each Supplement shall form a part of the Plan as of the Supplement's effective date. In the event of any inconsistency between a Supplement and the Plan document, the terms of the Supplement shall govern.

     1.14. MILITARY SERVICE. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

     1.15. DEFINED TERMS. Terms used frequently with the same meaning are indicated by initial capital letters, and are defined throughout the Plan. Appendix A contains an alphabetical listing of such terms and the subsections in which they are defined.


                                    SECTION 2
                                    ---------

                               Plan Participation
                               ------------------

     2.1. ELIGIBILITY FOR PARTICIPATION. Subject to the terms and conditions of the Plan, each employee of an Employer shall become a "Participant" in the Plan on the Effective Date or, if later, the January 1 coincident with or next preceding the date on which he has satisfied the following requirements:

     (a) he has completed one Year of Eligibility Service (as defined in subsection 3.1);

     (b)    he has attained at least age 21 years; and

     (c) effective for Plan Years after December 31, 1995, he is employed by his Employer on a salaried basis or hourly basis.

Notwithstanding the foregoing provisions of this subsection 2.1, if an employee or a Participant has a Termination Date following completion of one Year of Eligibility Service and attainment of age 21, he shall become a Participant on the later of his date of reemployment or the January 1 following his original date of employment if he had at least five Years of Service before his Termination Date or if he incurred fewer than five consecutive One Year Breaks in Service. If such a reemployed employee or Participant had fewer than five Years of Service before his Termination Date and he incurred five or more consecutive One Year Breaks in Service, he shall be considered a new employee for eligibility purposes upon reemployment. If a reemployed employee who did not complete a Year of Eligibility Service before his Termination Date incurs a One Year Break in Service, he shall be considered a new employee for eligibility purposes upon reemployment. The term "employee" as used herein and throughout the Plan refers to a common law employee of an Employer who is subject to income and employment tax withholding.

     2.2. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT. Participation in the Plan does not constitute a guarantee or contract of employment, and will not give any employee or Participant the right to be retained in the employ of the Employers or Related Companies nor any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.

     2.3. LEASED EMPLOYEES. If, pursuant to one or more agreements between an Employer or Related Company and one or more leasing organizations (within the meaning of section 414(n) of the Code), a person provides services to the Employer or Related Company on a substantially full-time basis for a period of at least one year and for years beginning after December 31, 1996, such services are performed under primary direction or control of the Employer or Related Company, such person shall be a "Leased Employee". No Leased Employee, who is not also an employee of an Employer and otherwise meets the requirements of subsection 2.1, shall be eligible to participate in this Plan.

     2.4. INACTIVE PARTICIPATION. Once an eligible employee becomes a Participant in the Plan, he will remain a Participant for all purposes under the Plan except the contribution provisions of section 4 as long as he continues to have an Account balance under the Plan.


                                    SECTION 3
                                    ---------

                                     Service
                                     -------

     3.1. YEAR OF ELIGIBILITY SERVICE. The term "Year of Eligibility Service" means, with respect to any employee or Participant, any Plan Year during which he completes at least 1,000 Hours of Service, subject to the following:

     (a) the term Year of Eligibility Service shall not include any Plan Year commencing prior to the date on which the employee first completes an Hour of Service; and

     (b) the 12-consecutive-month period commencing on the date on which the employee first completes an Hour of Service shall be deemed to be a Year of Eligibility Service if he completes at least 1,000 Hours of Service during such 12-consecutive-month period.

     No service shall be recognized under this subsection 3.1 prior to the date an entity first became a Related Company; except that an employee's last period of continuous employment with Square Deal Insurance Company (Mutual) shall be taken into account for purposes of determining on or after December 31, 1992 whether such employee has completed one Year of Eligibility Service.

     3.2. HOUR OF SERVICE. Subject to the following sentence, the term "Hour of Service" means, with respect to any employee or Participant, each hour for which he is paid or entitled to payment for the performance of duties for an Employer or a Related Company or for which back pay, irrespective of mitigation of damages, has been awarded to the employee or Participant or agreed to by an Employer or a Related Company. In the case of an entity that ceases or has ceased to be a Related Company, Hours of Service with such entity shall be recognized for any period during which such entity was a Related Company. An employee or Participant shall be credited with the number of Hours of Service which otherwise would normally have been credited to him (or in any case in which such hours cannot be determined, 8 Hours of Service per day, to a maximum of 40 Hours of Service per week) for any period during which he performs no duties for an Employer or a Related Company (irrespective of whether the employment relationship has terminated) by reason of a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence but for which he is directly or indirectly paid or entitled to payment by an Employer or a Related Company; provided, however, that an employee or Participant shall not be credited with more than 501 Hours of Service for any single continuous period during which he performs no duties for an Employer or a Related Company. Payments considered for purposes of the foregoing sentence shall include payments unrelated to the length of the period during which no duties are performed but shall not include payments made solely as reimbursement for medically related expenses or solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws.

     3.3. YEARS OF SERVICE. The term "Years of Service" means, with respect to any employee or Participant employed on a regular full time basis, the number of years, including fractional portions thereof, elapsed since the first date for which he completes an Hour of Service (INCLUDING HOURS OF SERVICE PRIOR TO JANUARY 1, 1990), subject to the following:

     (a) A Participant's number of Years of Service accrued after five consecutive One Year Periods of Severance shall be disregarded for purposes of determining the nonforfeitable percentage of his benefit under the Plan derived from Employer contributions which accrued prior to such break.

     (b)    For all purposes of the Plan:

            (i) if an employee's or Participant's employment with the Employers and the Related Companies is terminated and he incurs a One Year Period of Severance, he shall not be credited with service for the period between the date his employment is terminated and the date, if any, of his reemployment by an Employer or a Related Company;

            (ii) if an employee or Participant does not have a nonforfeitable right under the Plan to any portion of his Account balances, and he incurs five consecutive One Year Periods of Severance, then his number of Years of Service, if any, accrued prior to such break shall be disregarded and he shall be treated as a new employee; and

            (iii) in general, Years of Service  shall not  include any period of employment with an entity prior to the date it first became a Related Company; provided, however, that an employee's or Participant's period of continuous employment with Sierra Mutual Fire Insurance Company prior to July 1, 1975, and with Farmers Mutual Insurance Company prior to August 1, 1976, and Square Deal Insurance Company (Mutual) prior to December 31, 1992 shall be recognized, and further provided that Years of Service shall include an employee's or Participant's last period of continuous employment with any other business entity which is acquired by or merged into an Employer to the extent, if any, as the Company may determine by resolution of its Board of Directors.

            (iv) For purposes of determining the nonforfeitable percentage of a Participant's benefit under the Plan derived from Employer contributions, a Participant shall continue to accrue Years of Service while eligible for disability benefits under the Company's long-term disability plan.

The term "Years of Service" means, with respect to any employee other than an employee employed on a regular full time basis, each Year of Eligibility Service until such employee completes one Year of Eligibility Service. Thereafter, each such employee shall be credited with Years of Service on the same basis as employees employed on a regular full time basis, commencing with the first day following the completion of one Year of Eligibility Service.

     3.4. ONE YEAR PERIOD OF SEVERANCE. For purposes of subsection 3.3, the term "One Year Period of Severance" means, with respect to any employee or Participant, the 12-consecutive-month period commencing on the earlier of his Termination Date (as defined in subsection 8.3) or the first anniversary of the first date of a period in which the employee or Participant remains absent from service with the Employers and Related Companies for any reason other than a resignation, retirement, dismissal or death or a Family and Medical Leave Act

Maternity or Paternity Absence (as defined below) if he is not paid or entitled to payment for the performance of duties for the Employer or a Related Company during that 12-consecutive-month period. Solely for purposes of determining whether a One Year Period of Severance has occurred, an employee or Participant who is absent from service beyond the first anniversary of the date on which his Family and Medical Leave Act Maternity or Paternity Absence began, shall be deemed to have terminated employment on the second anniversary of the date on which the Family and Medical Leave Act Maternity or Paternity Absence began. The Committee may require the employee or Participant to furnish such information as it considers necessary to establish that such individual's absence was a Family and Medical Leave Act Maternity or Paternity Absence. The term "Family and Medical Leave Act Maternity or Paternity Absence" means an employee's or Participant's absence from work because of the pregnancy of such individual, the birth of a child of such individual, the placement of a child with such individual in connection with the adoption of a child by such individual, or for purposes of caring for the child by such individual immediately following such birth or placement, determined in a manner consistent with the requirements of the Family and Medical Leave Act.

     3.5 ONE YEAR BREAK IN SERVICE. For purposes of subsections 2.1 and 3.1, the term "One Year Break in Service" means, with respect to any employee or Participant, a Plan Year in which the employee or Participant is credited with fewer than 501 Hours of Service. Solely for purposes of determining whether a Break in Service has occurred, an employee or Participant who is on a Family and Medical Leave Act Maternity or Paternity Absence (as defined in subsection 3.4) shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such Absence to a maximum of 501 hours for any single continuous period of such Absence. The Hours of Service credited under this subsection shall be credited first in the Plan Year in which the Absence begins if the crediting is necessary to prevent a One Year Break in Service in that year, or if not, in the following Plan Year.

     3.6 YEAR OF PARTICIPATION SERVICE. For purposes of subsection 6.7, the term "Year of Participation Service" means a Plan Year during which the Participant completes at least 1,000 Hours of Service.

     3.7 OTHER SERVICE. Notwithstanding any provision of this section to the contrary and only for calculating Hours of Service for the purposes of determining rights to participation, allocations, and vesting, the service of an employee who was employed with ALLIED Mutual Insurance Company prior to January 1, 1990, and who terminated from that employment and was transferred to, or immediately employed by, an Employer, shall be treated as service for an Employer under the Plan.

                                    SECTION 4
                                    ---------

                               Plan Contributions
                               ------------------

     4.1. MANDATORY EMPLOYER CONTRIBUTIONS. Subject to the conditions and limitations of the Plan, for each Plan Year beginning on or after the Effective Date, each Employer shall contribute to the Trustee, in cash or Company Stock, or any combination thereof, on behalf of each of its employees who is an Eligible Participant (as defined in subsection 6.7) under the Plan for such Plan Year, that amount which, after the allocation of Forfeitures that are to be allocated for that Plan Year in accordance with the provisions of subsection
9.11 and the allocation of dividends that are to be allocated for that Plan Year pursuant to the last sentence of paragraph 6.3(b), results in the allocation to Eligible Participants' Accounts of shares of Company Stock equal in value (determined as of the last day of the Plan Year) to the aggregate Minimum Required Allocation Amounts (as defined in subsection 6.4) for the Employer's participating employees.

     4.2. DISCRETIONARY EMPLOYER CONTRIBUTIONS. In addition to the Contributions required under subsection 4.1 and subject to the conditions and limitations of the Plan, for each Plan Year, each Employer may contribute to the Trustee, in cash or Company Stock, or any combination thereof, such additional amounts, if any, as such Employer shall determine on or before the last day on which a Contribution for that Plan Year may be made in accordance with subsection 4.3.

     4.3. PAYMENT OF EMPLOYER CONTRIBUTIONS. An Employer's Contributions ("Employer Contributions") for any Plan Year shall be due on the last day of that Plan Year and, if not paid by the end of such Plan Year, shall be payable to the Trustee as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's Federal income tax return for that Plan Year, including any extensions of time, without interest.

     4.4. PARTICIPANT CONTRIBUTIONS. Participants are neither required nor permitted to make contributions under the Plan.


                                    SECTION 5
                                    ---------

                                Plan Investments
                                ----------------

     5.1.  INVESTMENT IN COMPANY STOCK.  Subject to the provisions of subsection
5.2 and to the retention in cash or cash equivalents of such reasonable amounts as may be necessary from time to time for the payment of expenses and obligations and the administration of the Plan and Trust, all Plan assets, including earnings thereon, shall be invested, within a reasonable time, primarily in Company Stock. Subject to and consistent with the provisions of section 409(l) of the Code, Company Stock may consist of common stock of the Company ("Company Common Stock") or convertible preferred stock of the Company ("Company Preferred Stock").

     5.2. USE OF LOAN PROCEEDS AND DIVIDENDS. The proceeds of an ESOP Loan (as described in subsection 5.3) shall be used within a reasonable time after receipt to acquire shares of Company Stock or to repay all or any portion of such ESOP Loan or any outstanding ESOP Loan. Cash dividends received on shares of Company Stock acquired with the proceeds of an ESOP Loan shall, after the payment of expenses of the Plan and the Trust as provided in subsection 6.10 or, unless otherwise directed by the Committee, be used to make payments on such ESOP Loan. Cash dividends received on shares of Company Stock which are not used to pay expenses or make payments on an ESOP Loan in accordance with the preceding sentence shall, at the direction of the Committee, either be distributed to Participants and Beneficiaries (to the extent attributable to shares of Company Stock allocated to their Accounts) no later than 90 days after the close of the Plan Year in which such dividend was paid or be reinvested in shares of Company Stock. Pending use in accordance with the foregoing provisions of this subsection 5.2, ESOP Loan proceeds and cash dividends may be retained in cash or cash equivalents.

     5.3. ESOP LOANS. Under the terms of the Trust Agreement, the Trustee is authorized to incur debt (an "ESOP Loan") at the direction of the Committee for the purpose of acquiring Company Stock or for the purpose of repaying all or any portion of any outstanding ESOP Loan. The Trustee has the authority to refinance any existing ESOP Loan and such refinanced loan shall be the ESOP Loan from that date until repaid or refinanced. The terms of any ESOP Loan shall be subject to the conditions and restrictions set forth in Article III of the Trust. Shares of Company Stock acquired with the proceeds of an ESOP Loan shall be credited to a "Suspense Account" until released in accordance with subsection 5.4.

     5.4. RELEASE OF COMPANY STOCK FROM SUSPENSE ACCOUNT. Subject to the following provisions of this subsection 5.4, for each Plan Year throughout the duration of an ESOP Loan, a portion of the shares of Company Stock acquired with the proceeds of such ESOP Loan shall be withdrawn from the Suspense Account and allocated to Participants in accordance with the provisions of paragraph 6.3(b) and subsection 6.5. As of the last day of each Plan Year, the number of shares of Company Stock which shall be released from the Suspense Account shall be equal to the product of the number of shares of Company Stock which are then held in the Suspense Account multiplied by a fraction, the numerator of which is the amount of principal and interest paid on the loan for that Plan Year and the denominator of which is the amount of principal and interest paid or payable on the loan for that Plan Year and for all future years. For purposes of determining the denominator of the fraction described in the preceding sentence for any Plan Year, if the interest rate under the ESOP Loan is variable, the interest rate to be paid in future years shall be assumed to be equal to the interest rate applicable as of the last day of that Plan Year. For purposes of determining the numerator of the fraction described in the second preceding sentence, (a) the amount of principal paid for any Plan Year shall be the sum of all principal payments made during such year, with Employer Contributions and with cash dividends paid on shares of Company Stock acquired with the proceeds of an ESOP Loan, not theretofore applied to release shares under this subsection 5.4, plus all principal payments made after the last day of such year (i) with Employer Contributions (and earnings thereon) made for such Plan Year in accordance with the provisions of subsection 4.3, and (ii) with cash dividends paid on shares of Company Stock acquired with the proceeds of an ESOP Loan, but only to the extent that such contributions or dividends are designated by the Committee to the Trustee as payments on account of such year, and (b) the amount of interest paid for any Plan Year shall be the sum of all interest payments falling due within such year and paid in accordance with the provisions of subsection 4.3. Notwithstanding the preceding provisions of subsection 5.4, if an ESOP Loan satisfies the requirements of Treas. Reg. section 54.4975-7(b)(8)(ii), the number of shares of Common Stock attributable to such ESOP Loan which are withdrawn from the Suspense Account may be proportionate to principal payments only.


                                    SECTION 6
                                    ---------

                                 Plan Accounting
                                 ---------------

     6.1. PARTICIPANTS' ACCOUNTS. The Committee shall cause an Account to be established and maintained in the name of each Participant, which Account shall be adjusted at the times and in the manner provided by the provisions of subsection 6.2. All accounting with respect to shares of Company Stock, including all adjustments and allocations under this section 6, shall be in whole and fractional shares of such stock, in accordance with such procedures and methods as are adopted from time to time by the Committee.

     6.2. ADJUSTMENT OF PARTICIPANTS' ACCOUNTS. As of each Accounting Date on or after the Effective Date, the Committee shall:

     (a) FIRST, charge to the Account of each Participant all distributions and payments made to him, or on his account, since the last preceding Accounting Date that have not been charged previously;

     (b) NEXT, adjust each Participant's Account for dividends, shares of Company Stock, earnings and losses, if any, that are to be allocated or credited as of that date in accordance with the provisions of subsection 6.3, other than shares allocated pursuant to the last sentence of paragraph 6.3(b);

     (c) FINALLY, allocate and credit to each Participant's Account his portion, if any, of the amounts that are to be allocated and credited as of that date in accordance with the last sentence of subsection 6.3(b) and subsections 6.4 and 6.5.

     6.3. ALLOCATION AND CREDITING OF EARNINGS AND LOSSES. Subject to subsection 6.10, Participant Accounts shall be adjusted for earnings and losses as follows:

     (a) As of each Accounting Date, each Participant's Account shall be adjusted to reflect any appreciation or depreciation in the fair market value of shares of Company Stock allocated to his Account.

     (b) If dividends paid on shares of Company Stock which were acquired with the proceeds of an ESOP Loan and credited to a Participant's Account, are used in accordance with subsection 5.2 to make payments of principal or interest on such ESOP Loan, the Participant's Account shall be allocated shares of Company Stock as of the last day of each Plan Year with a fair market value as of such date equal to the amount of such dividends. Shares of Company Stock released from the Suspense Account during the Plan Year shall be used first for this purpose. To the extent that additional shares are required, shares of Company Stock contributed by the Employers or acquired with Employer Contributions (other than Employer Contributions used to make payments of principal and interest on ESOP Loans) during such Plan Year shall be applied for such purpose. All other shares of Company Stock released from the Suspense Account during any Plan Year by reason of the use of dividends on allocated and unallocated shares of Company Stock to make payments of principal and interest on an ESOP Loan shall be allocated and credited to the Accounts of Eligible Participants on the same basis as shares released from the Suspense Account during any Plan Year on account of Employer Contributions in accordance with subsection 6.5.

     (c) As of each Accounting Date, each Participant's Account shall be credited with any cash dividends or in-kind dividends (or shares of Company Stock acquired on account of the reinvestment of such dividends) paid to the Trustee since the last preceding Accounting Date with respect to shares of Company Stock credited to the Participant's Account (other than dividends which have been, or will be, distributed in accordance with subsection 5.2 or which are used or are to be used to repay the ESOP Loan).

     (d) If, pending investment in shares of Company Stock, cash Contributions by the Employers are invested in cash equivalents, earnings, if any, accrued thereon prior to the last day of the Plan Year for which the contributions are made shall be allocated and credited to the Accounts of all Participants as of the same date and on the same basis as such Employer Contributions are allocated under the provisions of subsection 6.5. Notwithstanding the preceding sentence, if cash Employer Contributions to the Plan that are to be used to repay an ESOP Loan are invested in cash or cash equivalents, earnings, if any, accrued thereon shall also be used to repay such ESOP Loan.

     (e) Subject to subsection 6.10, all other Trust Fund earnings, if any, shall be allocated to Participant Accounts as of each Accounting Date, pro rata, according to their Account balances as determined as of the immediately preceding Accounting Date after adjustment in accordance with paragraph 6.2(a) to reflect distributions and payments.

     (f) The Account of a Participant, whose Termination Date occurs prior to the end of a Plan Year and who receives or elects to receive an immediate distribution of his Account in accordance with section 9, shall be credited through the last day of the month preceding the Account Liquidation date (as defined in subsection 9.13) with (i) any cash dividends or in-kind dividends (or shares of Company Stock acquired on account of the reinvestment of such dividends) paid or accrued to the Trustee since the last Accounting Date preceding the Participant's Termination Date with respect to shares of Company Stock credited to such Participant's Account as of that last Accounting Date (other than dividends which have been distributed in accordance with subsection 5.2 or which are used to repay the ESOP
            Loan) and (ii) any other Trust Fund earnings allocable to such Participant's Account.

     (g) The Account of a Participant, who terminates from employment and does not receive or elect to receive an immediate distribution of his Account, shall continue to be adjusted for earnings and losses in accordance with paragraphs (a) through (c) and (e) of this subsection until the Plan Year in which such Participant elects to receive distribution of his Account (the "Election Plan Year"). The Account of a Participant in his Election Plan Year shall be adjusted for earnings and losses through the last day of the month preceding the Account Liquidation Date.

     6.4. MINIMUM REQUIRED ALLOCATION AMOUNTS.

     (a) As of each Plan Year beginning on or after the Effective Date, the value (determined as of the last day of that Plan Year) of Company Stock allocated to each Eligible Participant's Account as a result of Employer Contributions made to the Plan for such Plan Year, dividends allocated for such Plan Year pursuant to the last sentence of paragraph 6.3(b) and Forfeitures arising during such Plan Year (pursuant to subsection 9.10) shall be at least equal to the following "Minimum Required Allocation Amount":

                                                      the Eligible Participant's
If the Eligible Participant's                         Minimum Required
Years of Service are:                                 Allocation Amount is:
-----------------------------                         --------------------------

Less than 6,                                          6% of his Compensation.
At least 6 but less than 11,                          7% of his Compensation.
At least 11 but less than 21,                         8% of his Compensation.
21 or more,                                           9% of his Compensation.

For purposes of this subsection 6.4, Years of Service shall have the meaning provided in subsection 3.3 and shall be determined as of the last day of the Plan Year; provided, however, that if an Eligible Participant incurs five consecutive One Year Periods of Severance, then his number of Years of Service, if any, accrued prior to such break shall be disregarded for purposes of this subsection. For purposes of this subsection 6.4, a Participant's "Compensation" shall have the meaning provided in subsection 6.6.

     (b) Notwithstanding the foregoing, the Minimum Required Allocation Amount for any Eligible Participant whose Termination Date occurs prior to the end of a Plan Year shall be determined using the Participant's Years of Service and Compensation up to his Termination Date.

     6.5. ALLOCATION AND CREDITING OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Subject to the provisions of paragraph 6.3(b) and section 7, allocation of Employer Contributions and Forfeitures shall be made in accordance with the following provisions of this subsection 6.5.

     (a) Each Employer's Contributions for a Plan Year and any Forfeitures arising under the Plan during that year pursuant to subsection 9.10 less any expenses paid from the Trust pursuant to section 6.10 (hereinafter "Net Expenses") shall be allocated as of the last day of such Plan Year.

     (b)    (i)   Employer  Contributions  and  Forfeitures  less  Net  Expenses shall be allocated in shares of Company Stock. The number of shares of Company Stock to be allocated for any Plan Year shall be the sum of (A) the number of shares of Company Stock released from the Suspense Account by reason of Employer
                  Contributions that are used to make payments of principal or interest on an ESOP Loan, PLUS (B) the number of shares of Company Stock contributed directly to the Plan in the form of shares of Company Stock, PLUS (C) the number of shares of Company Stock acquired with Employer Contributions made in cash and not used to make payments of principal or interest on an ESOP Loan or to pay expenses, PLUS (D) the number of shares of Company Stock forfeited during that year, MINUS (E) the number of shares of Company Stock used to pay Net Expenses.

            (ii) With respect to the Account of a Participant who dies or retires (within the meaning of paragraphs (a), (b), (c) or (d) of subsection 8.3) prior to the end of a Plan Year, or who elects to transfer the Participant's Account pursuant to subsection D-4 of Supplement D, the Committee may direct that the allocation to his Account for that year be in a form other than shares of Company Stock.

     (c) The shares of Company Stock to be allocated for any Plan Year shall be allocated and credited to the Accounts of Eligible Participants in the following manner:

            (i) FIRST, subject to the provisions of subparagraphs 6.5(c)(iii) and (iv), each Eligible Participant's Account shall be allocated and credited shares of Company Stock equal in value to his Minimum Required Allocation Amount for that Plan Year;

            (ii) NEXT, if after the application of the provisions of subparagraph 6.5(c)(i), additional shares of Company Stock remain to be allocated ("Extra Shares"), there shall be allocated and credited to each Eligible Participant's Account the number of shares of Company Stock equal to the product of
                  (A) times (B), where (A) is the number of Extra Shares for that Plan Year, and (B) is a fraction, the numerator of which is the number of shares of Company Stock allocated for that Plan Year to the Eligible Participant's Account under subparagraph 6.5(c)(i), and the denominator of which is the aggregate number of shares of Company Stock allocated for that Plan Year to all Eligible Participants' Accounts under subparagraph 6.5(c)(i).

            (iii) Notwithstanding  the  foregoing,  the Account of each Eligible
                  Participant whose Termination Date occurs prior to the end of a Plan Year shall be allocated and credited as of that Termination Date with cash equal to the Participant's Minimum Required Allocation Amount as determined under paragraph (b) of subsection 6.4.

            (iv) Notwithstanding any provision contained herein to the contrary, if in any Plan Year, the foregoing formula would produce an allocation that would be inconsistent with the requirements of Code section 401(a)(4), then the amount which would have been allocated to a highly compensated employee, as that term is defined in section 414(q) of the Code, but for the fact that such allocation is inconsistent with the requirements of Code section 401(a)(4), shall be allocated among the highly and nonhighly compensated employees in a manner that after the allocation, the requirements of Code section 401(a)(4) will be satisfied.

     6.6. COMPENSATION. A Participant's "Compensation" for any Plan Year means wages, salaries, and fees for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income. Compensation shall also include any salary deferral contributions to a 401(k) plan or a section 125 cafeteria plan of the Employer. Compensation shall not include distributions from a plan of deferred compensation, amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture, or amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option. Notwithstanding the foregoing, no Compensation in excess of $200,000 for any Plan Year (or such larger amount as may be permitted for any Plan Year under ss. 401(a)(17) of the Code) will be taken into account for any purpose under the Plan. Effective for Plan Years beginning after December 31, 1993, no Compensation in excess of $150,000 for any Plan Year (or such larger amount as may be permitted for any future Plan Year under section 401(a)(17) of the Code) will be taken into account for any purpose under the Plan. Effective for Plan
Years beginning before January 1, 1997, in determining the limitation on Compensation under section 401(a)(17) of the Code, the rules of section 414(q)(6) of the Code ("family aggregation") shall apply, except the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If the limit on Compensation is exceeded, then the limitation shall be pro-rated among the affected individuals in proportion to each such individual's Compensation determined without regard to the limitation under section 401(a)(17) of the Code.

     6.7. ELIGIBLE PARTICIPANTS.

     (a) Subject to the following sentence, the term "Eligible Participant" for any Plan Year shall include any Participant who is employed by an Employer during the Plan Year exclusively on a regular full time basis, and is employed by an Employer, or a Related Company, on December 31 of that Plan Year. Notwithstanding the foregoing, the term "Eligible Participant" for any Plan Year shall include any such Participant who died or retired (within the meaning of paragraphs
            (a), (b), (c) or (d) of subsection 8.3) during such Plan Year.

     (b) The term "Eligible Participant" for any Plan Year commencing on or after January 1, 1996 shall also include any Participant who is not employed on a regular full time basis during the entire Plan Year but who satisfies the remaining requirements of paragraph (a); provided that such Participant completes a Year of Participation Service during such Plan Year.

     6.8. STOCK DIVIDENDS, SPLITS AND OTHER CAPITAL REORGANIZATIONS. Any stock received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated by the Committee in the same manner as the Company Stock to which it is attributable is then allocated.

     6.9. STATEMENT OF PLAN INTEREST. During each Plan Year the Committee shall provide each Participant with a statement of the Participant's account balance under the Plan as of the close of the immediately preceding Plan Year.

     6.10. EXPENSES. Notwithstanding anything herein to the contrary, the reasonable and necessary expenses incurred by the Plan and the Trust in their operation, and incurred by the Trustee in the performance of its duties, including, but not limited to, fees for services provided to the Plan to value the assets in the Trust and in Participant accounts, service charges under any ESOP Loan, fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time by the Committee, and other proper charges and disbursements of the Trustee, shall be paid from the Trust, except to the extent, if any, that such expenses are paid by the Company. All taxes of any nature whatsoever that may be imposed under existing or future laws upon or in respect of the assets of the Trust or income therefrom shall be paid from the Trust. Unless otherwise directed by the Committee, dividends on allocated shares of Company Stock shall not be used to pay expenses.


                                    SECTION 7
                                    ---------

                                   Limitations
                                   -----------

     7.1. LIMITATION ON ALLOCATIONS TO PARTICIPANT ACCOUNTS. Notwithstanding any other provision of the Plan, allocations to Participant Accounts shall be subject to the provisions of section 415 of the Code. Consistent with the limitations set forth in such section, a Participant's Annual Additions (as defined in subsection 7.2) for any Plan Year shall not exceed an amount equal to the lesser of:

     (a) 25 percent of the Section 415 Compensation (as defined below) paid to the Participant in that Plan Year; or

     (b) $30,000 (or, if greater, 25% of the limitation in effect under section 415(b)(1)(A) of the Code);

                                   REDUCED BY
                                   ----------

     (c) the annual additions allocated to the Participant for that Plan Year under any other defined contribution plan of an Employer or a Related Company or Section 415 Affiliate.

A Participant's "Section 415 Compensation" for any Plan Year means the Participant's wages, salaries, commissions, bonuses and other amounts received during the Plan Year from any Related Company or Section 415 Affiliate (defined below) for personal services actually rendered, including taxable fringe benefits, nonqualified stock options taxable in the year of grant, amounts taxable under a section 83(b) election and nondeductible moving expenses, but excluding distributions from any deferred compensation plan (qualified or nonqualified), amounts realized from the exercise of (or disposition of stock acquired under) any nonqualified stock option or other benefits given special tax treatment. "Section 415 Affiliate" means any entity that would be a Related Company if the ownership test of sections 414(b) and (c) of the Code was 50% rather than 80%. This subsection 7.1 shall be construed in accordance with section 415(c)(3) of the Code and applicable regulations thereunder.

Notwithstanding anything herein to the contrary, for years beginning after December 31, 1997, a Participant's "Section 415 Compensation" shall include any elective deferral, as defined in section 402(g)(3) of the Code, and any amount which is contributed or deferred by any Related Company or Section 415 Affiliate at the election of the Participant and which is not includable in gross income by reason of section 125 of the Code.

     7.2. ANNUAL ADDITIONS. Subject to the provisions of subsection 7.4, a Participant's "Annual Additions" for any Plan Year means the sum of (i) the amount of the Employer Contributions allocated to his Account for that Plan Year (determined, with respect to Employer Contributions made to enable the Trustees to make payments on an ESOP Loan, as if such contributions were allocated in cash, and not on the basis of the value of the Company Stock released from the Suspense Account); and (ii) the amount of Forfeitures allocated to the Participant's Account. The term Annual Additions shall also include employer contributions allocated for a Plan Year to any individual medical account (as defined in section 415(l) of the Code) of a Participant under a defined benefit plan and any amount allocated for a Plan Year to the separate account of a Participant for payment of post-retirement medical benefits under a funded welfare benefit plan (as described in section 419A(d)(2) of the Code), which was maintained by an Employer or a Related Company or a Section 415 Affiliate. Plan earnings shall not constitute Annual Additions.

     7.3. EXCESS ANNUAL ADDITIONS. If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or such other mitigating circumstances as the Commissioner of Internal Revenue shall prescribe, the Annual Additions for a Participant for a Plan Year exceed the limitations set forth in subsection 7.1, the excess amounts shall be treated, as necessary, in accordance with Treas. Reg. section 1.415-6(b)(6)(ii). Notwithstanding anything herein or in any other plan of the Employer to the contrary, to the extent that a Participant's Annual Additions exceed the limitations set forth in subsection 7.1, the excess amount shall first be reduced to the extent possible in such other plans of the Employer.

     7.4. HIGHLY COMPENSATED EMPLOYEES. If not more than one-third of the Employer Contributions for any Plan Year are allocated to Highly Compensated
Employees, as that term is defined in section 414(q) of the Code, then Annual Additions for such Plan Year shall not include: (i) Employer Contributions applied to the repayment of interest on an ESOP Loan and deductible for that Plan Year under section 404(a)(9) of the Code; or (ii) Forfeitures of Company Stock acquired with the proceeds of an ESOP Loan. For Plan Years beginning before January 1, 1997, the term Highly Compensated Employee shall be defined in accordance with the terms of the Plan as Amended and Restated Effective as of January 1, 1990. For Plan Years beginning after December 31, 1996, the term Highly Compensated Employee for any Plan Year shall include any employee of an Employer who:

     (a) during the Plan Year or the preceding Plan Year, was a 5 percent owner of an Employer or a Related Company; or

     (b) for the preceding Plan Year, had compensation, as defined in regulations promulgated under Code section 414(q), from the Employer or a Related Company in excess of $80,000 (as adjusted under Code section 414(q)), and if the Company elects, pursuant to regulations promulgated under Code section 414(q), was in the top-paid group of employees for such preceding year.

     7.5. COMBINED PLAN LIMITATION. If a Participant participates or has participated in any qualified defined benefit plan maintained by an Employer, then for any Plan Year the sum of the defined benefit plan fraction (as defined in section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in section 415(e)(3) of the Code) for such Participant shall not exceed
1.0 (his "combined fraction"). If his combined fraction exceeds 1.0, then his defined contribution plan fraction shall be reduced by limiting Employer
Contributions to the Plan to the extent necessary to reduce his combined fraction to 1.0.


                                    SECTION 8
                                    ---------

                          Vesting and Termination Dates
                          -----------------------------

     8.1. DETERMINATION OF VESTED INTEREST. A Participant shall have a fully vested, nonforfeitable interest in his entire Account upon his completion of five Years of Service.

     8.2. ACCELERATED VESTING.  Notwithstanding the foregoing provisions of this section 8, a Participant shall have a fully vested, nonforfeitable interest in his entire Account when he dies while employed by an Employer or a Related Company. In addition, in the event of the Plan's termination (in accordance with subsection 12.2) or partial termination (as determined under applicable law and regulations), each affected Participant shall be fully vested in his Account.

     8.3. TERMINATION DATES. A Participant's "Termination Date" shall be the date on which his employment with the Employers and the Related Companies is terminated because of the first to occur of the following events:

     (a) NORMAL OR LATE RETIREMENT. The Participant retires or is retired from the employ of the Employers and the Related Companies on or after his Normal Retirement Date. A Participant's "Normal Retirement Date" shall be the date on which he meets the following requirements:

            (i)   he has attained age 65; and
            (ii)  he has completed 5 Years of Service.

     (b) EARLY RETIREMENT. The Participant retires or is retired from the employ of the Employers and the Related Companies on or after the date he meets the following requirements:

            (i)   he has attained age 55; and
            (ii)  he has completed 5 Years of Service.

            (c) DISABILITY RETIREMENT. The Participant is retired from the employ of the Employers and the Related Companies at any age because of disability, as determined in accordance with the Company's long-term disability plan, on or after the date he has completed 5 Years of Service.

            (d)   DEATH. The Participant's death.

            (e) RESIGNATION OR DISMISSAL. The Participant resigns or is dismissed from the employ of the Employers and the Related Companies.


                                    SECTION 9
                                    ---------

                                  Distributions
                                  -------------

     9.1. DISTRIBUTIONS TO PARTICIPANTS AFTER TERMINATION OF EMPLOYMENT. If a Participant's Termination Date occurs (for a reason other than his death) under subsection 8.3, the vested portion of his Account shall be distributed in accordance with the following provisions of this subsection 9.1, subject to the rules of subsection 9.7:

     (a) If the value of the vested portion of the Participant's Account does not exceed $3,500 (and at the time of any prior distribution has never exceeded $3,500), determined in accordance with paragraph (d) below, the Committee shall direct the Trustee to distribute such vested portion to him as soon as practicable in a lump sum payment.

     (b) If the value of the vested portion of the Participant's Account exceeds $3,500 (or at the time of any prior distribution has ever exceeded $3,500), determined in accordance with paragraph (d) below, such vested portion shall be distributed to the Participant on (or as soon as practicable after) the Annuity Starting Date (as defined in paragraph (c) below) he elects, as follows:

            (i) subject to the provisions of subsection 9.2, by purchase from an insurance company and distribution to him of an annuity contract providing for monthly distributions to him for his lifetime only (with an installment refund) (a "Single Life Annuity"), if he is unmarried as of his Annuity Starting Date; or

            (ii) subject to the provisions of subsection 9.2, by purchase from an insurance company and distribution to him of an annuity contract, which shall constitute receipt of the balance of his account, providing for payment in the form of a Joint and Survivor Annuity (as defined below), if he is legally married under the laws of any jurisdiction on his Annuity Starting Date. The term "Joint and Survivor Annuity" means an annuity payable for the life of the Participant with a survivor annuity payable for the life of his surviving spouse which is equal to 50 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse (with an installment refund).

     (c) "Annuity Starting Date" shall mean the first day for which any payment is made pursuant to the Participant's written election under this section 9 in such format as the Committee shall require. The Annuity Starting Date for any Participant shall be no earlier than the first day of the first calendar month following the Participant's Termination Date and no later than the Required Beginning Date under section 9.7(b). A payment to a Participant shall not be considered to occur after the Annuity Starting Date merely because actual payment is reasonably delayed while the Trustee takes the steps described in paragraph (c) of subsection
            9.13 to establish the amount to be distributed to the Participant or to be used to purchase an annuity for the Participant.

     (d) The value of the vested portion of a Participant's Account under this subsection, and under subsection 9.4, shall be determined by the Committee on the first business day of the month after the month in which the Participant's Termination Date occurs, and shall equal the (i) number of Company Shares credited to that account as of the Participant's Termination Date times the greater of the market value of the Company Common Shares or the redemption value of the Company Preferred Shares (in accordance with the then applicable provisions of such Company Preferred Stock) on the last business day of the month in which the Participant's Termination Date occurs, plus (ii) the value of any other assets in the Participant's Account, including cash, as of the last business day of the month in which that Termination Date occurs. The valuation of a Participant's

            Account made by the Committee pursuant to this paragraph shall be used under subsections 9.1 and 9.4 solely to determine whether such Account will be distributed in the form of a lump sum, in accordance with paragraphs 9.1(a) and 9.4(a), and shall not establish the value of the benefits to be distributed under this section 9.

     9.2. REVOCATION OF ANNUITY FORM OF BENEFIT. A Participant may revoke payment in the Single Life Annuity or Joint and Survivor Annuity form and elect an optional form of benefit payment (as described below) by filing a written election with the Committee during the applicable Retirement Election Period (as described below) in such form as the Committee shall require. A Participant may rescind any prior revocation of the Single Life Annuity or Joint and Survivor Annuity form at any time during the applicable Retirement Election Period. A married Participant's revocation of a retirement Joint and Survivor Annuity shall be effective only if during the Retirement Election Period, the Participant's spouse consents in writing to such revocation, designation of a beneficiary, if applicable, and election of an optional form of benefit payment and the spouse's consent acknowledges the effect of such revocation, designation and election and is witnessed either by a notary public or a Plan representative appointed or approved by the Committee; provided, however, that, unless otherwise provided by a qualified domestic relations order within the meaning of section 414(p) of the Code, no spousal consent shall be required if:

     (1) the Participant and his spouse are legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect; or

     (2) it is established to the satisfaction of a Plan representative appointed or approved by the Committee that the consent of the Participant's spouse cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe in regulations.

A Participant's "Retirement Election Period" with respect to the revocation of the Single Life Annuity or Joint and Survivor Annuity means the 90-day period ending on his Annuity Starting Date, except as otherwise provided by Code section 417(a)(7). Optional forms of benefit payment include a lump sum distribution, straight life annuity, single life annuities with certain periods of five, ten or fifteen years, and survivorship life annuities with survivorship percentages of 50, 66-2/3 or 100 percent.

     9.3. RETIREMENT ELECTION INFORMATION. Except as otherwise permitted in accordance with Code section 417, no less than 30 and no more than 90 days before the Annuity Starting Date, the Committee shall furnish the Participant with Election Information (as described below). No distribution shall be made from a Participant's Account in accordance with this section 9 until the 30th day after the date on which he has received Election Information and he has been given the opportunity to make the election described in this subsection 9.3, unless the Participant affirmatively elects and the spouse consents to an earlier distribution in accordance with regulations promulgated under Code sections 417 and 411(a)(11). The term "Election Information" shall consist of:

     (a) a written description of the Single Life Annuity or the Joint and Survivor Annuity, as applicable, and the relative financial effect of payment of his Account balance in such form;

     (b) notification of the right to revoke payment in such form and of the spouse's rights with respect to revocation of the Joint and Survivor Annuity form; and

     (c) a general description of the eligibility conditions and other material features of the optional forms of benefit payment and information explaining the relative value of the optional forms of payment.

The Committee may make such Election Information available to a Participant by:

     (1)    personal delivery to him;

     (2) first-class mail, postage prepaid, addressed to the Participant at his last known address as shown on his Employer's records; or

     (3) permanentposting on a bulletin board located at the Participant's work site, if he is not a terminated or retired Participant.

A Participant may request, by writing filed with the Committee during his Election Period, an explanation, written in nontechnical language, of the terms, conditions, and financial effect of payment in the form of a Single Life Annuity or a Joint and Survivor Annuity, as applicable. If not previously provided to the Participant, the Committee shall provide him with such explanation within 30 days of his request by one of the methods described in paragraph (1) or (2) above, and the Participant's Retirement Election Period shall be extended, if necessary, to include the 90th day next following the date on which he receives such explanation.

     9.4. DISTRIBUTIONS TO BENEFICIARIES. Subject to subsection 9.7, the following rules shall apply if a Participant dies while any vested portion of his Account remains undistributed:

     (a) If a Participant dies before his Annuity Starting Date and the value of the vested portion of the Participant's Account does not exceed $3,500 (and at the time of any prior distribution has never exceeded $3,500), determined in accordance with paragraph (d) of subsection 9.1, above, such vested portion shall be distributed to his Beneficiary as soon as practicable in a lump sum payment.

     (b) If a Participant dies before his Annuity Starting Date and the value of the vested portion of the Participant's Account exceeds $3,500 (or at the time of any prior distribution has ever exceeded $3,500), determined in accordance with paragraph (d) of subsection 9.1, above, such vested portion shall be distributed as follows:

            (i) If he is legally married on the date of his death and as of such date there is not in effect a waiver of the Pre-Retirement Surviving Spouse Annuity (as defined below) in accordance with subsection 9.6, the vested balance of the Participant's Account shall be applied to purchase a contract from an insurance company providing for payment in the form of a Pre-Retirement Surviving Spouse Annuity, which contract shall be distributed to the surviving spouse; provided, however, that such surviving spouse may elect to have the vested balance distributed in the form of a lump sum payment by filing a written election with the Committee in such form as it may require. The term "Pre-Retirement Surviving Spouse Annuity" means a monthly annuity payable to the surviving spouse for his life (with installment refund), with payments commencing as of the first day of the month coincident with or next following the later of the date of the Participant's death or the date which otherwise would have been the Participant's Normal Retirement Date; provided, however, that the surviving spouse may elect to have annuity payments commence as of any earlier date that is at least 30 days after the date of the Participant's death.

            (ii) If he is unmarried on the date of his death or if there is then in effect a waiver of the Pre-Retirement Surviving Spouse Annuity in accordance with subsection 9.6, the vested portion of the Participant's Account balance shall be distributed as soon as practicable after the date that is at least 30 days after the date of the Participant's death to his Beneficiary (as defined in subsection 9.8) in a lump sum payment.

            (c) If a Participant dies after distribution of his Account balance has commenced (other than in the form of an annuity), the remaining portion of his vested Account balance shall be distributed to his Beneficiary in accordance with the distribution method in effect on the date of the Participant's death. If a Participant's death occurs after an annuity contract has been purchased, no amounts shall be payable from the Plan to any person on account of the Participant's death.

     9.5. PRE-RETIREMENT ELECTION INFORMATION. Within the period (the "Applicable Period") beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35 (or if later, the period ending one year after the date on which the individual becomes a Participant in the Plan), the Committee shall provide the Participant with a written explanation of the Pre-Retirement Surviving Spouse Annuity form of payment comparable to the election information described in subsection 9.3; provided, however, that if an employee first becomes a Participant or first notifies the Committee of his marriage after the first day of the Plan Year in which he attains age 32, the Committee shall make such explanation available to him on or about the date he becomes a Participant or notifies the Committee of his marriage, as the case may be. If a Participant's Termination Date occurs before he reaches age 35, the Applicable Period is the period beginning one year before his Termination Date and ending one year after his Termination Date.

     9.6. REVOCATION OF PRE-RETIREMENT SURVIVING SPOUSE ANNUITY. A Participant may revoke payment in the Pre-Retirement Surviving Spouse Annuity form and elect payment of his vested Account balance at his death pursuant to paragraph
9.4(b)(ii) to any Beneficiary who he designates in accordance with the provisions of subsection 9.8 by filing a written election with the Committee during the applicable Pre-Retirement Election Period (as described below) in such form as the Committee may require; provided, however, that a married Participant's revocation of a Pre-Retirement Surviving Spouse Annuity form of payment shall be effective only if his spouse consents to the designation in a writing which:

     (a) is filed with the Committee in such form as the Committee may require during the applicable "Pre-Retirement Election Period", which is the period beginning on the earlier of the Participant's Termination Date, or the first day of the Plan Year in which the Participant attains age 35, and ending on the date of his death;

     (b) designates a specific beneficiary which may not be changed without spousal consent (or the consent of the spouse expressly permits designation by the Participant without any requirement of further consent by the spouse and acknowledges the right to limit consent to a specific beneficiary);

     (c)    acknowledges the effect of such designation; and

     (d) is witnessed either by a notary public or a Plan representative appointed or approved by the Committee;

provided, however, that, unless otherwise provided by a qualified domestic relations order within the meaning of section 414(p) of the Code, no spousal consent shall be required if:

            (1) the Participant and his spouse are legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect; or

            (2) it is established to the satisfaction of a Plan representative appointed or approved by the Committee that the consent of the Participant's spouse cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe in regulations.

A Participant may rescind any prior revocation of the Pre-Retirement Surviving Spouse Annuity form of payment at any time during the applicable Pre-Retirement Election Period.

     9.7. LIMITS ON COMMENCEMENT AND DURATION OF DISTRIBUTIONS. The following distribution rules shall be applied in accordance with section 401(a)(9) and 401(a)(14) of the Code and applicable regulations thereunder, including the minimum distribution incidental benefit requirement of Treas. Reg. section 1.401(a)(9)-2, and shall supersede any other provision of the Plan to the contrary:

     (a) Unless the Participant elects otherwise in writing in such form as the Committee may require, distributions to a Participant must commence no later than 60 days after the close of the Plan Year in which the latest of the following events occurs: the Participant's attainment of age 65; the 10th anniversary of the year in which the Participant began participating in the Plan; or the Participant's Termination Date.

     (b) Notwithstanding any other provision herein to the contrary, distribution of a Participant's Account balance shall commence no later than his "Required Beginning Date", which shall mean April 1 of the calendar year following the calendar year in which he attains age 70-1/2.

     (c) Distribution of a Participant's Account balance shall be made over the life of the Participant or over the joint lives of such Participant and his Beneficiary or over a period not extending beyond the life expectancy of such Participant or the joint life expectancy of such Participant and his Beneficiary.

     (d) If a Participant dies after distribution of his vested interest in the Plan has begun, the remaining portion of such vested interest, if any, shall be distributed to his Beneficiary at least as rapidly as under the method of distribution used prior to the Participant's death.

     (e) If a Participant dies before distribution of his vested interest in the Plan has begun, distribution of such vested interest to his Beneficiary shall be completed by December 31 of the calendar year in which the fifth anniversary of the Participant's death occurs (the "five-year rule"); provided, however, that the five-year rule shall not apply to a natural person designated as Beneficiary by the Participant or under the specific terms of the Plan, if:

            (i) such vested interest will be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), and

            (ii) such distribution to the Beneficiary begins not later than December 31 of the calendar year next following the calendar year in which the Participant died or, if such Beneficiary is the Participant's surviving spouse, not later than the later of (i) December 31 of the calendar year next following the calendar year in which the Participant died; or (ii) December 31 of the calendar year following the calendar year in which the Participant would have attained age 70-1/2.

     (f) If the Participant's spouse is his Beneficiary and such spouse dies before the distribution to such spouse begins, paragraph (e) shall be applied as if the surviving spouse were the Participant.

     (g) For purposes of paragraph (d) and (e), distribution of a Participant's vested interest in the Plan is considered to begin on his Required Beginning Date; provided, however, that distribution irrevocably begun in the form of an annuity shall be considered to begin on the date it actually commences.

     (h) For purposes of this subsection 9.7, the life expectancy of a Participant or a Beneficiary will be determined in accordance with Tables V and VI of Treas. Reg. section 1.72-9, and will not be recalculated.


     9.8. BENEFICIARY DESIGNATIONS. The term "Beneficiary" shall mean the Participant's surviving spouse. However, if the Participant is not married, or if the Participant is married but his spouse consents to the designation of a person other than the spouse in accordance with the foregoing provisions of this section 9, the term Beneficiary shall mean such person or persons as the Participant designates to receive the vested portion of his Account upon his death. Such designation may be made, revoked or changed (without the consent of any previously designated Beneficiary except his spouse) only by an instrument signed by the Participant and filed with the Committee prior to his death. If a deceased Participant failed to designate a Beneficiary as provided above, or if the designated Beneficiary of a deceased Participant dies before him or before complete payment of the Participant's benefits, the Committee shall pay the Participant's benefits in accordance with the following order of priority:

     (a)    to the Participant's surviving spouse;

     (b) to the Participant's surviving children (including any children by adoption) in equal shares;

     (c) to the Participant's heirs at law under the laws of the state of the Participant's domicile, in equal shares; or

     (d) to the legal representative or representatives of the estate of the Participant.

For purposes of the Plan, "spouse" means the person to whom the Participant is legally married at the relevant time.

     9.9. DIVERSIFICATION BY PARTICIPANTS. Notwithstanding any other provision of the Plan to the contrary, during the 90-day period following the last day of each Plan Year in a Participant's Qualified Election Period (as defined below), the Participant may, by writing filed with the Committee in such form as it may require, elect either to transfer to The ALLIED Group, Inc. Savings and Investment Plan (or any successor thereto maintained by the Employers and offering at least three investment options) (hereinafter referred to as the "Savings Plan") or, in the case of a Participant who is no longer both an employee and participant in the Savings Plan, to have distributed to him:

        (a) a portion of his Account balance not exceeding 25 percent (50 percent with respect to the Participant's election following the last Plan Year in his Qualified Election Period) of the sum of:

            (i) the number of shares of Company Stock allocated to his Account at the end of the immediately preceding Plan Year; and

            (ii) the number of shares of Company Stock previously transferred under this subsection during his Qualified Election Period;

                                   REDUCED BY
                                   ----------

     (b) the number of shares of Company Stock previously transferred in accordance with this subsection.

The provisions of this subsection 9.9 shall not apply to any Participant to the extent that the value of the Company Stock allocated to his Account (determined as of the first day on which the Participant would otherwise be entitled to make a transfer election under this subsection) is $500.00 or less. Any amount required to be transferred pursuant to a transfer election made during any Plan Year in accordance with this subsection shall be transferred no later than the 180th day of that Plan Year. A Participant's "Qualified Election Period" means the six-Plan-Year period beginning with the first Plan Year in which he has both completed ten years of participation in the Plan and has attained at least age 55 years. For purposes of this subsection 9.9 only, years of participation in the Plan shall include years of participation related to any benefit transferred into the Plan pursuant to Supplements C or D.

     9.10.  FORFEITURES OF UNVESTED CONRIBUTIONS.

     (a) A Participant's unvested portion of his Account shall be forfeited as of the first Accounting Date after he has terminated employment. For purposes of this subsection, if the value of the vested portion of such a Participant's Account is zero, the Participant shall be deemed to have received a distribution of such vested portion. Any amounts forfeited under this paragraph shall be reallocated (as described in subsection 9.11) on the first Accounting Date after a Participant has terminated employment.

     (b) If a Participant (i) who terminated employment and did not receive a distribution of the vested portion of his Account, or (ii) who was deemed to have received a distribution pursuant to the second sentence of paragraph (a) of subsection 9.10, is subsequently reemployed by an Employer or Related Company before the date the Participant incurs five consecutive One Year Periods of Severance, the unvested portion of his Account will be restored to the amount in his Account as of the Accounting Date preceding his Termination Date or the date of such deemed distribution, whichever is applicable. The amount restored to the Participant's Account shall be unadjusted by any gains (including earnings and dividends) or losses that occurred between the Accounting Date preceding his Termination Date or the date of such deemed distribution, whichever is applicable, and the date of his reemployment and shall be derived from forfeitures arising in the year of his reemployment.

     (c) There shall be no forfeiture or divestment of the vested portion of any Participant's Account balance for any reason.

     9.11. APPLICATION OF FORFEITURES. Any Forfeitures of unvested contributions and earnings thereon during a Plan Year pursuant to subsection 9.10 not used to pay Net Expenses under subsection 6.5(a) shall be allocated to the Accounts of Eligible Participants in accordance with the provisions of subsection 6.5.

     9.12. PAYMENT IN CASH OR COMPANY STOCK. Payments under any annuity contract distributed pursuant to the provisions of this section 9 shall be made in cash. In the event that a lump sum form of distribution is to be made pursuant to the provisions of this section 9, the Participant, or in the event of his death his Beneficiary, may elect, by writing filed with the Committee at such time and in such form as the Committee may require, to have his Account balance distributed either in the form of cash or in the form of Company Common Stock (and cash equal to the fair market value of any fractional share of such stock). In the event that a Participant or Beneficiary fails to properly make any such election, he shall be deemed to elect distribution in cash.

     9.13. DISTRIBUTION AND TRANSFER OF COMPANY PREFERRED STOCK.

     (a) Notwithstanding any other provisions of the Plan to the contrary, no Company Stock shall be distributed or transferred from the Plan in the form of Company Preferred Stock. With respect to any portion of a Participant's Account invested in Company Preferred Stock that is to be distributed or transferred in accordance with the provisions of this section 9, the Committee shall direct the Trustee either to
            (i) cause the Company to redeem the shares of Company Preferred Stock allocated to such portion for their redemption value in accordance with the then applicable provisions of such Company Preferred Stock, or (ii) convert such shares into shares of Company Common Stock (and cash equal to the fair market value of any fractional share of such stock) in accordance with the then applicable conversion rate of such Company Preferred Stock, whichever the Committee determines will yield the greater value. The day when the Committee makes said determination and directs the Trustee to redeem or convert the Company Preferred Shares shall be the Account Liquidation Date.

     (b) With respect to the Account of a Participant who terminates from employment, the Committee shall make the determination described in paragraph (a), above, no earlier than the first business day of the month following the later of the month in which the Participant's Termination Date occurs, or the month in which the terminated Participant elects to receive distribution of his Account. With respect to the Account of a Participant who elects a transfer under subsection 9.9, the Committee shall make said determination no earlier than the first business day of the month after the month in which the Participant makes such a transfer election. In making said determination, the Committee shall consider the redemption value of the Company's Preferred Stock and the bid market value of the Company Common Stock, valued, (i) with respect to Participants terminating or terminated from employment, as of the last business day of the later of the month in which the Participant's Termination Date occurs or the month in which a terminated Participant elects to receive a distribution of his account, and (ii) with respect to a Participant making a transfer election under subsection 9.9, as of the last business day of the month in which such election is made.

     (c) Where applicable after the conversion of Company Preferred Stock to Company Common Stock or the redemption of Company Preferred Stock, the Trustee, as appropriate, shall sell or purchase shares of Company Common Stock in an orderly fashion through recognized public markets. The amount distributed to the Participant, transferred at the election of the Participant in accordance with subsection 9.9, or used to purchase an annuity for the Participant shall be the amount received by the Trustee as a result of a redemption, conversion, purchase or sale (as described in this subsection 9.13), plus any other assets in the Participant's Account, including cash, paid in such form as is required by the provisions of this section 9.

     (d) In no event shall the valuation made by or on behalf of the Committee, in order to allow the Committee to make the determination under paragraph (a) of this subsection, establish the value of the benefits to be distributed under Section 9.

     (e) With respect to distributions to Participants whose Termination Dates occur within one year after the Effective Date, the Committee may direct the Trustee to use cash or cash equivalents held in the Trust to distribute to those Participants benefits, plus applicable earnings thereon in such form as is required by the provisions of this section 9.

     9.14. ACCRUED DIVIDENDS. Dividends accrued but not yet paid on the vested portion of Company Stock allocated to a Participant's Account through the date as of which the Account balance is determined for distribution purposes under this section 9 shall be distributed with the Participant's Account balance or as soon as practicable after such dividends have been paid to the Trustee.

     9.15. FACILITY OF PAYMENT. Notwithstanding the provisions of this section 9, if, in the Committee's opinion, a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage such person's financial affairs, the Committee may, until claim is made by a conservator or other person legally charged with the care of such person or of the estate of such person, direct the Trustee to make payment to a relative or friend of such person for the benefit of such person. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of such person or the estate of such person.

     9.16. INTERESTS NOT TRANSFERABLE. The interests of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except pursuant to a qualified domestic relations order.

     (a) A qualified domestic relations order shall mean any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which meets the following requirements:

            (i) such order shall specify the name and last known mailing address (if any) of the Participant and each such alternate payee covered by the order;

            (ii) such order shall specify the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined;

            (iii) such order  shall  specify the number of payments or period to which such order applies;

            (iv) such order shall specify each plan to which such order applies;

            (v) such order shall not require the Plan to provide any type or form of benefits, or any option not otherwise provided under the Plan;

            (vi) such order shall not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

            (vii) such order  shall not  require  the  payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

     (b) The Committee shall determine a set of non-discriminatory and reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in accordance with Section 414(p) of the Code.

     9.17. ABSENCE OF GUARANTY. Neither the Trustee, the Committee nor the Employers in any way guarantee the Trust Fund from loss or depreciation. The Employers do not guarantee any payment to any Participant or Beneficiary of the Plan. The liability of the Trustee to make any payment is limited to the available assets of the Trust Fund.

     9.18. MISSING PARTICIPANTS OR BENEFICIARIES. Each Participant and each Beneficiary designated by a Participant must file with the Committee, from time to time, in writing, such person's post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or Beneficiary at the last post office address of such person filed with the Committee or, in the case of a Participant, if no address is filed with the Committee, then at the last post office address of the Participant as shown on the Employers' records, will be binding on the Participant and his Beneficiary for all purposes of the Plan. None of the Employers, the Committee or the Trustee will be required to search for or locate a Participant or designated Beneficiary.

     9.19 DIRECT ROLLOVERS. This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section 9, a distributee may elect, at the time and in the manner prescribed by the Committee to have any portion of any eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (a) For purposes of this subsection, the following terms shall be defined as follows:

            (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). An eligible rollover distribution also does not include a distribution of Code section 404(k) dividends, and additional items designated by the Commissioner in revenue rulings, notices, and other guidance.

            (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section  408(b) of the Code,  an  annuity  plan  described  in section 403(a) of the Code, or a qualified  trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee:  A  distributee  includes  an  employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (b) The Committee may prescribe reasonable procedures for the election of direct rollovers under this section, including, but not limited to:

            (i) Requirements that the distributee provide the Committee with adequate information, including, but not limited to, the name of the eligible retirement plan to which the rollover is to be made, a representation that the recipient plan is an individual retirement plan, a qualified plan, or a 403(a) annuity, as appropriate, acknowledgment from the recipient plan that it will accept the direct rollover, and any other information necessary to make the direct rollover;

            (ii) Requirements that direct rollover elections be made within the time periods permitted for electing optional forms of payment pursuant to this section 9;

            (iii) Requirements  prohibiting the division of an eligible rollover distribution into separate distributions to be paid to more than one plan.

     9.20 DISTRIBUTIONS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER. Notwithstanding the foregoing, a distribution may be made to an alternate payee pursuant to a domestic relations order, even though the Participant is not currently entitled to a distribution under the Plan, if the Committee determines that the domestic relations order is a qualified domestic relations order pursuant to Code section 414(p).


                                   SECTION 10
                                   ----------

                               Shareholder Rights
                               ------------------

     Voting, tender and exchange rights with respect to shares of Company Stock shall be exercised in accordance with the provisions of the Trust Agreement. Notwithstanding the foregoing, if the Employer does not have a registration-type class of securities, as defined in section 409(e)(4) of the Code, each Participant or Beneficiary in the Plan is entitled to direct the Plan as to the manner in which voting rights of securities allocated to the Account of the Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations.


                                   SECTION 11
                                   ----------

                                  The Committee
                                  -------------

     11.1. MEMBERSHIP. The Committee referred to in subsection 1.4 shall consist of three or more members appointed by the Board of Directors of the Company. The members of the Committee shall be the "named fiduciaries" (as described in section 402 of ERISA) under the Plan with respect to their authority under the Plan and the Trust Agreement. In controlling and managing the operation and administration of the Plan, the Committee shall act by the concurrence of a majority of its then members by meeting, by writing without a meeting or by informal action. The Committee, by written consent of a majority of its members, may authorize any one of its members to execute any document, instrument or direction on its behalf. A written statement by a majority of the Committee members or by an authorized Committee member shall be conclusive in favor of any person (including the Trustee) acting in reliance thereon.

     11.2. RIGHTS, POWERS AND DUTIES. The Committee shall have such authority as may be necessary to discharge its responsibilities under the Plan, including the following discretionary authority, powers, rights and duties in addition to those vested in it elsewhere in the Plan or Trust:

     (a)    To interpret and construe the provisions of the Plan.

     (b) To adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as it deems necessary and proper.

     (c) To conclusively determine all questions arising under the Plan, including the power to determine the eligibility of employees and the rights of Participants and other persons entitled to benefits under the Plan and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions of whatever kind.

     (d) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     (e)    To direct all benefit payments under the Plan.

     (f)    To perform the  functions  of a "plan  administrator"  as defined in section 414(g) of the Code, for purposes of section 8 and for purposes of establishing and implementing procedures to determine the qualified status of domestic relations orders (in accordance with the requirements of section 414(p) of the Code) and to administer distributions under such qualified orders.

     (g) To employ agents, attorneys, accountants or other persons (who may also be employed by or represent the Employers) for such purposes as the Committee considers necessary or desirable to discharge its duties.

     (h) To establish a claims procedure in accordance with section 503 of ERISA.

     (i) To furnish the Employers with such information with respect to the Plan as may be required by them for tax or other purposes.

     11.3. ALLOCATION AND DELEGATION OF COMMITTEE RESPONSIBILITIES AND POWERS. In exercising its authority to control and manage the operation and administration of the Plan, and to direct the Trustee under the Trust Agreement, the Committee may allocate all or any part of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked at any time. Any member or delegate exercising Committee responsibilities and powers under this subsection shall periodically report to the Committee on its exercise thereof and the discharge of such responsibilities.

     11.4. APPLICATION OF RULES. The Committee shall operate and administer the Plan in a uniform and nondiscriminatory manner.

     11.5. INFORMATION TO BE FURNISHED TO COMMITTEE. The Employers shall furnish to the Committee such data and information as may be required. The records of the Employers as to an employee's or Participant's period of employment, termination of employment and the reasons therefor, leave of absence, reemployment and Section 415 Compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data or information as it considers desirable to carry out the Plan.

     11.6. COMMITTEE'S DECISION FINAL. To the extent permitted by law, any interpretation of the Plan and any decision on any matter within the discretion of the Committee made by it in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

     11.7. REMUNERATION AND EXPENSES. No remuneration shall be paid to any Committee member as such by the Plan. However, the reasonable expenses of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Employers.

     11.8. EXERCISE OF COMMITTEE'S DUTIES. Notwithstanding any other provisions of the Plan, the Committee shall discharge its duties hereunder solely in the interests of the Participants in the Plan and other persons entitled to benefits thereunder, and;

     (a) for the exclusive purpose of providing benefits to Plan Participants and other persons entitled to benefits thereunder; and

     (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     11.9. INDEMNIFICATION OF THE COMMITTEE. The Committee and the individual members thereof shall be indemnified by the Employers against any and all liabilities, losses, costs, and expenses (including reasonable legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members by reason of the performance of a Committee function if the Committee or such member did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises.

     11.10. RESIGNATION OR REMOVAL OF COMMITTEE MEMBER. A Committee member may resign at any time by giving ten days' advance written notice to the Employers, the Trustee and the other Committee members. The Company may remove a Committee Member by giving written notice to him, the other Employers, the Trustees and the other Committee members.

     11.11. APPOINTMENT OF SUCCESSOR COMMITTEE MEMBER. The Company may fill any vacancy in the membership of the Committee and shall give prompt written notice thereof to the other Committee members, the other Employers and the Trustee. While there is a vacancy in the membership of the Committee, the remaining members shall have the same powers as the full Committee until the vacancy is filled.

                                   SECTION 12
                                   ----------

                            Amendment and Termination
                            -------------------------

     12.1. AMENDMENT. While the Employers expect and intend to continue the Plan, the Board of Directors of the Company (the "Board of Directors") must reserve and reserves the right, subject to the provisions of subsection 1.12, to amend the Plan at any time, except as follows:

     (a) the duties and liabilities of the Trustee cannot be changed without its consent; and

     (b) no amendment shall reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of all of the Employers and Related Companies on the date of the amendment.

     12.2. TERMINATION. The Plan will terminate as to all of the Employers on any day specified by the Board of Directors if advance written notice of the termination is given to the other Employers. Employees of any Employer shall cease active participation in the Plan (and will be treated as inactive Participants in accordance with subsection 2.4) on the first to occur of the following:

     (a) the date on which that Employer, by appropriate corporate action communicated in writing to the Company, ceases to be a contributing sponsor of the Plan;

     (b)    the date that Employer is judicially declared bankrupt or insolvent;
            or

     (c) the dissolution, merger, consolidation, reorganization or sale of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, subject to the provisions of subsection 12.3, with the consent of the Company, in any event such arrangements may be made whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Plan.

     12.3. MERGER AND CONSOLIDATION OF PLAN, TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof, if the Plan then terminated, would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer, if the Plan had then terminated.

     12.4. DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION. Upon termination or partial termination of the Plan, all benefits under the Plan shall continue to be paid in accordance with section 9 as that section may be amended from time to time.

     12.5.  NOTICE OF AMENDMENT,  TERMINATION OR PARTIAL  TERMINATION.  Affected
Participants   will  be  notified  of  an  amendment,   termination  or  partial
termination of the Plan as required by law.

     12.6. METHOD OF PLAN AMENDMENT OR TERMINATION. Any action taken to amend or terminate the Plan shall be adopted by the Board of Directors or any individual or committee to whom the power to amend or terminate has been delegated as authorized under the by-laws of the Company. Such action to amend or terminate the Plan shall be adopted by resolution, unanimous written consent, or any other method authorized under the by-laws of the Company and shall be effective on the date of its adoption or such other date as may be specified in the resolution or other action.

                                   APPENDIX A

                                  DEFINED TERMS
                                  -------------


1.6               -        Accounting Date
6.1               -        Account
7.2               -        Annual Additions
9.1(c)            -        Annuity Starting Date
9.5               -        Applicable Period
9.8               -        Beneficiary
12.1              -        Board of Directors
1.1               -        Code
1.4               -        Committee
1.1               -        Company
5.1               -        Company Common Stock
5.1               -        Company Preferred Stock
1.1               -        Company Stock
6.6               -        Compensation
6.6               -        Earnings
1.1               -        Effective Date
9.3               -        Election Information
6.7               -        Eligible Participant
2.1               -        Employee
1.2               -        Employer
4.3               -        Employer Contributions
1.4               -        ERISA
5.3               -        ESOP Loan
12.1              -        Exchange Act 9.7(b) Five Year Rule
3.4               -        Family and Medical Leave  Act Maternity  or Paternity
                             Absence
9.10              -        Forfeitures
7.4               -        Highly Compensated Employee
3.2               -        Hour of Service
9.1(b)            -        Joint and Survivor Annuity
2.3               -        Leased Employee
6.4               -        Minimum Required Allocation Amount
11.1              -        Named Fiduciaries
6.5               -        Net Expenses
8.3(a)            -        Normal Retirement Date
3.5               -        One Year Break In Service
3.4               -        One Year Period of Severance
2.1               -        Participant
1.1               -        Plan
1.5               -        Plan Year
9.9               -        Qualified Election Period
9.6(a)            -        Pre-Retirement Election
9.4(b)            -        Pre-Retirement Surviving Spouse Annuity
1.2               -        Related Company
9.7(b)            -        Required Beginning Date
9.2               -        Retirement Election Period
9.9               -        Savings Plan
7.1               -        Section 415 Affiliate
7.1               -        Section 415 Compensation
9.1(b)            -        Single Life Annuity
5.3               -        Suspense Account
8.3               -        Termination Date
1.3               -        Trust Agreement
1.3               -        Trustee

3.1               -        Year of Eligibility Service
3.6               -        Year of Participation Service
3.3               -        Year of Service

                                  SUPPLEMENT A
                                       TO
                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

                               (Top-Heavy Status)

APPLICATION       A-1.  This  Supplement  A to The Allied Group  Employee  Stock
                  Ownership Plan (the "Plan") shall be applicable on and after the date on which the Plan becomes Top-Heavy (as described in subsection A-4).

DEFINITIONS       A-2.  Unless the  context  clearly  implies or  indicates  the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement
                  A.

AFFECTED          A-3.  For purposes  of this  Supplement A, the term  "Affected
PARTICIPANT       Participant"  means  each Participant  who  is  employed by an
                  Employer or  a Related  Company during any Plan Year for which the  Plan is  Top-Heavy. The term "Affected Participant" shall not include  any  Participant  who is  covered by a collective bargaining  agreement if  retirement benefits were the subject
                  of  good  faith  bargaining  between  his   Employer  and  his
                  collective bargaining representative.

TOP HEAVY         A-4. The  Plan  shall  be "Top Heavy" for  any  Plan  Year if, as of the Determination Date for that year (as described in paragraph (a) next below), the present value of the benefits attributable to Key Employees (as defined in subsection A-5)
                  under all Aggregation Plans (as defined in subsection A-8) exceeds 60% of the present value of all benefits under such plans. The foregoing determination shall be made in accordance with the provisions of section 416 of the Code. Subject to the preceding sentence:

                  (a) The Determination Date with respect to any plan for purposes of determining Top-Heavy status for any plan year of that plan shall be the last day of the preceding plan year or, in the case of the first plan year of that plan, the last day of that year. The present value of benefits as of any Determination Date shall be determined as of the accounting date or valuation date coincident with or next preceding the Determination Date. If the plan years of all Aggregation Plans do not coincide, the Top-Heavy status of the Plan on any Determination Date shall be determined by aggregating the present value of Plan benefits on that date with the present value of the benefits under each other Aggregation Plan determined as of the Determination Date of such other Aggregation Plan which occurs in the same calendar year as the Plan's Determination Date.

                  (b) Benefits under any plan as of any Determination Date shall include the amount of any distributions from that plan made during the plan year which includes the Determination Date or during any of the preceding four plan years, but shall not include any amounts attributable to employee contributions which are deductible under section 219 of the Code, any amounts attributable to employee-initiated rollovers or transfers made after December 31, 1983 from a plan maintained by an unrelated employer, or, in the case of a defined contribution plan, any amounts attributable to contributions made after the Determination Date unless such contributions are required by section 412 of the Code or are made for the plan's first plan year.

                  (c) Benefits attributable to a participant shall include benefits paid or payable to a beneficiary of the participant, but shall not include benefits paid or payable to any participant who has not been employed by an Employer or Related Company during any of the five plan years ending on the applicable Determination Date.

                  (d) The present value of benefits under all defined benefit plans shall be determined on the basis of a 7.5% per annum interest factor and the 1971 Group Annuity Table
                        (Male) with Projection, Principal Mutual Modification, set back 0 years for males, 6 years for females.

KEY EMPLOYEE      A-5.  The term  "Key Employee" means  an employee  or deceased employee (or beneficiary of such  deceased  employee) who is a
                  Key  Employee  within the  meaning  ascribed  to that  term by
                  section  416(i)   of  the  Code.  Subject  to  the   preceding
                  sentence, the term Key Employee includes any employee or deceased employee (or beneficiary of such deceased employee) who at any time during the plan year which includes the Determination Date or during any of the four preceding plan years was:

                  (a) an officer of any Employer or Related Company with Compensation in excess of 50 percent of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which that year ends; provided, however, that the maximum number of employees who shall be considered Key Employees under this paragraph (a) shall be the lesser of 50 or 10% of the total number of employees of the Employers and the Related Companies disregarding excludable employees under Code section 414(q)(8);

                  (b) one of the 10 employees owning (or considered to own, under Code section 318) the largest interests in any Employer or any Related Company (disregarding any ownership interest which is less than 1/2 of one percent), excluding any employee for any plan year whose Compensation did not exceed the applicable amount in effect under section 415(c)(1)(A) of the Code for the calendar year in which that year ends;

                  (c)   a 5% owner of any Employer or of any Related Company; or

                  (d) a 1% owner of any Employer or any Related Company having Compensation in excess of $150,000.

                  If the Employer has more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by amount of annual Compensation, and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten employees owning the largest interests in the Employer, if more than one employee has the same ownership interest, the employee(s) having the greater annual Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code section 416(i) and the regulations thereunder.

COMPENSATION      A-6.  The term "Compensation"  for purposes of this Supplement
                  A generally means  Compensation  within the meaning of section
                  415(c)(3) during any specified period, not exceeding $200,000 or such larger amount as may be permitted for any year under Code section 401(a)(17). However, solely for the purposes of determining who is a Key Employee, for Plan Years beginning on or after January 1, 1989 and before January 1, 1997, the term
                  "Compensation"  means  Compensation as defined in Code section
                  414(q)(7), and for Plan Years beginning on or after January 1, 1997, the term "Compensation" means Compensation as defined in Code section 414(q)(4).

NON-KEY           A-7.  The  term  "Non-Key  Employee"  means  any  employee (or
EMPLOYEE          beneficiary of a deceased employee) who is not a Key Employee.

AGGREGATION       A-8.  The  term  "Aggregation  Plan"  means  the Plan and each
PLAN              other  retirement  plan maintained  by an  Employer or Related
                  Company which is qualified under section 401(a) of the Code and which:

                  (a) during the plan year which includes the applicable Determination Date, or during any of the preceding four plan years, includes a Key Employee as a participant;

                  (b) during the plan year which includes the applicable Determination Date or, during any of the preceding four plan years, enables the Plan or any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code; or

                  (c) at the election of the Employer, would meet the requirements of sections 401(a)(4) and 410 if it were considered together with the Plan and all other plans described in paragraphs (a) and (b) next above.

                  The term "Required Aggregation Plan" means a plan described in either paragraph (a) or (b) of this subsection A-8. The term "Permissive Aggregation Plan" means a plan described in paragraph (c) of this subsection A-8.

 VESTING A-9. For any Plan Year during which the Plan is Top-Heavy the Account balance of any Affected Participant who has completed at least three Years of Service shall be 100% vested. If the Plan ceases to be Top-Heavy for any Plan Year, the provisions of this subsection A-9 shall continue to apply to (i) the portion of an Affected Participant's Account balance which was accrued and vested prior to such Plan Year (adjusted for subsequent earnings and losses) and (ii) in the case of an Affected Participant who had completed at least 3 Years of Service the portion of his Account balances which accrue thereafter.

MINIMUM           A-10.  For any Plan Year  during  which the Plan is Top-Heavy,
CONTRIBUTION      the minimum  amount of  Employer contributions and Forfeitures allocated to the  Accounts of each Affected Participant who is employed by an Employer or  Related Company on the last day of that year, who is a Non-Key  Employee and  who is not entitled to a minimum  benefit for  that year under any defined benefit
                  Aggregation  Plan  which  is  Top-Heavy, nor  is entitled to a
                  minimum   benefit  for  that  year  under  any  other  defined
                  contribution  Aggregation  Plan  maintained  by  the  Employer
                  shall,  when  expressed  as  a  percentage   of  the  Affected
                  Participant's Compensation be equal to the lesser of:

                  (a)   3%; or

                  (b) the percentage at which Employer contributions and Forfeitures are allocated to the Account of the Key Employee for whom such percentage is greatest.

                  An Affected Participant shall be entitled to receive a minimum contribution for any Plan Year during which the Plan is Top-Heavy regardless of whether such Affected Participant has completed 1,000 Hours of Service during that Plan Year. Paragraph (b) next above shall not be applicable for any Plan Year if the Plan enables a defined benefit plan described in paragraph A-8(a) or A-8(b) to meet the requirements of sections 401(a)(4) or 410 for that year. The amount which is required to be contributed under this subsection A-10 shall be reduced by any minimum contribution otherwise required under the terms of any other defined contribution Aggregation Plan with respect to that Participant. Employer contributions for any Plan Year during which the Plan is Top-Heavy shall be allocated first to Non-Key Employees until the requirements of this subsection A-10 have been met and, to the extent necessary to this subsection A-10, additional contributions shall be required of the Employers.

AGGREGATE         A-11. (a) Subject to the  provisions of  paragraph (b) of this
BENEFIT LIMIT     subsection  A-11,  for any Plan Year during  which the Plan is
                  Top-Heavy, paragraphs (2)(B) and (3)(B) of section 415(e) of the Code shall be applied by substituting "1.0" for "1.25".

                  (b) If for any Plan Year the Plan would not be Top-Heavy under subsection A-4 if "90%" were substituted for "60%" as it appears in that subsection, paragraph A-10 shall be applied by substituting "4%" for "3%" as it appears in that subsection, and paragraph (a) of this subsection A-11 shall not apply.

EFFECTIVE         A-12.  The  Effective  Date of this Supplement A is January 1,
DATE              1990.

                                  SUPPLEMENT B
                                       TO
                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

                          (Non-Readily Tradeable Stock)


APPLICATION       B-1.  The  purpose of this  Supplement  B to The ALLIED  Group
                  Employee Stock Ownership Plan (the "Plan") is to set forth the rules that apply in the event that any Company Stock held or distributed by the Plan is not readily tradeable on an established securities market.

EFFECTIVE         B-2.  The Effective  Date of  this  Supplement B is January 1,
DATE              1990.

DEFINITIONS       B-3.  Unless the  context  clearly  implies or  indicates  the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement
                  B.

PUT OPTION        B-4.  If  Company  Common  Stock  distributed  from  the  Plan to a Participant is not readily tradeable on an established market (within the meaning of section 409(h)(1)(B) of the Code), the Participant shall have a put option (as described below) with respect to such stock for a period of 60 days following the date of distribution of the Company Common Stock and, if the option is not exercised within such 60-day period, for an additional period of at least 60 days in the following
                  Plan Year. The put option shall provide that, upon the Participant's exercise, the Company or, in the discretion of the Committee, the Plan, shall repurchase the Company Common
                  Stock.

PAYMENT           B-5. The payment for Company Common Stock repurchased pursuant
PURSUANT TO       to a put option shall be made in a lump sum  within 30 days of
PUT OPTION        exercise  of  the  put  option  or  in  substantially   equal,
                  annual installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance and with the provision of adequate security for the installment payments. Installment payments made pursuant to the preceding sentence shall commence within 30 days of exercise of the put option.

INDEPENDENT       B-6.  If  at  any  time  the  Company  Common Stock or Company
APPRAISAL         Preferred Stock held  by the  Plan is not readily tradeable on
                  an   established  securities  market, all  valuations  of such
                  Company  Stock  with respect  to activities  carried on by the
                  Plan will be made by reference to an annual appraisal  (or the
                  most  recent   update  thereto,  if  any)   performed  by   an
                  independent appraiser within the  meaning  of section   401(a)
                  (28)  (C) of  the  Code.   The  Committee  may   require  such
                  independent appraisal to be provided more frequently, or to be updated from time to time, if conditions affecting the market value of the Company Stock warrant it.

NONTERMINABLE     B-7.  The  provisions of  this  Supplement B shall continue to
RIGHTS            apply   even  if  the  Plan  ceases  to  be  an employee stock
                  ownership plan under section 4975(e)(7) of the Code.

                                  SUPPLEMENT C
                                       TO
                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

                         (Transfers from Employer Plans)

APPLICATION       C-1.  The  purpose of this  Supplement  C to The ALLIED  Group
                  Employee Stock Ownership Plan (the "Plan") is to set forth provisions relating to the transfer of accrued benefits from the ALLIED Mutual Insurance Company Retirement Income Plan
                  (the "Retirement Plan") to this Plan.

EFFECTIVE         C-2.  The  Effective  Date of this  Supplement C is January 1,
DATE              1990.

DEFINITIONS       C-3.  Unless the  context  clearly  implies or  indicates  the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement
                  C.

TRANSFER          C-4.  Each Participant in the  Plan on the  Effective Date may
ELECTION          elect,  at such  time  and  in accordance  with  such transfer election procedures as are established by the Committee and the trustee of the Retirement Plan, to have the trustee of the Retirement Plan transfer the lump sum present value of his accrued benefits under the Retirement Plan to this Plan.

TRANSFER          C-5.  The Committee shall  establish  and maintain  a separate
ACCOUNT           Transfer Account in the  name of each  Participant  to reflect the amount  transferred  to the Plan pursuant to paragraph C-4 on behalf of such  Participant,  and the  earnings  and losses attributable  thereto. Such Transfer Account shall be adjusted in the same  manner and at the same time as the  Participant's
                  Account is adjusted  pursuant to paragraphs 6.2(a) and 6.2(b),
                  subsection   6.3  (other  than   paragraph  (d)  thereof)  and
                  subsection  6.8 of the Plan.  Amounts  transferred to the Plan
                  pursuant  to  paragraph  C-4  shall  not   constitute   Annual
                  Additions under subsection 7.2. For all purposes of the Plan, references to a Participant's Account shall be deemed to include his Transfer Account, as applicable.

VESTING C-6. A Participant shall at all times have a fully vested, nonforfeitable interest in his Transfer Account.

                                  SUPPLEMENT D
                                       TO
                 THE ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN
                 ----------------------------------------------

            (Transfers to and from ALLIED Life Financial Corporation
                         Employee Stock Ownership Plan)

APPLICATION       D-1.  The  purpose of this  Supplement  D to The ALLIED  Group
                  Employee  Stock  Ownership  Plan (the  "Plan") is to set forth provisions relating to the transfer of accrued benefits to and from the ALLIED  Life  Financial  Corporation  Employee  Stock
                  Ownership   Plan  (the  "ALLIED  Life   Financial   Plan")  by
                  Participants   who  were  employed  by  the  Company  and  are
                  subsequently   employed  by  ALLIED  Life  Insurance   Company
                  ("ALLIED  Life")  and  by  participants  in  the  ALLIED  Life
                  Financial Plan who were employed by ALLIED Life and are subsequently employed by the Company.

EFFECTIVE         D-2.  The Effective Date of this  Supplement D is  January  1,
DATE              1994.  Notwithstanding  the  foregoing, this Supplement D will be  effective  only  if  ALLIED  Life  adopts  the ALLIED Life
                  Financial Plan.

DEFINITIONS       D-3.  Unless the  context  clearly  implies or  indicates  the contrary, a word, term or phrase used or defined in the Plan or Supplement C is similarly used or defined for purposes of this Supplement D.

TRANSFERS         D-4.  Participant who was  employed  with  the Company and who
FROM THE          terminated from that employment and was  subsequently employed
PLAN              by  ALLIED Life,  may  elect, no later than the Election Date, to transfer the Participant's Account and Transfer Account, if applicable,  to  the  ALLIED  Life  Financial  Plan.  For  the
                  purposes of this  Supplement D only, the "Election Date" shall be the  November  15th of the  year in which  the  Participant becomes Transfer Eligible.  For the purpose of this Supplement
                  D only, a Participant becomes "Transfer Eligible" on the first day of  October  after the  later of the date the  Participant
                  commenced   employment  with  ALLIED  Life  or  the  date  the
                  Participant became fully vested in the Plan. Notwithstanding the foregoing, any Participant who was fully vested in the Plan and commenced employment with ALLIED Life on or before the date of receipt of a favorable determination letter from the Internal Revenue Service on the termination of the ALLIED
                  Life Insurance Company Capital Accumulation Plan, may transfer the Participant's Account and Transfer Account, if applicable, as soon as practicable after the receipt of such favorable determination letter, by making an election in accordance with such transfer elections procedures as are established by the Committee. Any election under this section D-4 must be made in accordance with such transfer election procedures as are established by the Committee. Such a transfer may be made only in cash and will be effected as soon as practicable after the Election Date for which an election is made.

TRANSFERS TO      D-5.  A Participant who was employed with  ALLIED Life and who
THE PLAN          terminated  from that employment and was subsequently employed by the Company may elect to have his account balance from the ALLIED Life Financial Plan transferred into the Participant's
                  Account in the Plan. Such a transfer must be made in accordance with such transfer procedures as are established by the Committee. Such a transfer may be received by the Plan only in cash. Such cash shall be used to purchase shares of Company Stock as of the Accounting Date coincident with or immediately following the effective date of the transfer.
                  Amounts transferred to the Plan pursuant to this paragraph D-5 shall not constitute Annual Additions under subsection 7.2.

VESTING D-6. A Participant shall at all times have a fully vested, nonforfeitable interest in the amount attributable to a transfer made pursuant to this Supplement D.